UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2013

PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

995 E. Arques Avenue, Sunnyvale, California		94085-4521
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 774-0330

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 16, 2013, at the European Hematology Association 18th Annual Congress in Stockholm, Sweden, Pharmacyclics, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing the results of two separate Phase 2 studies suggesting that ibrutinib, an investigational oral Bruton's tyrosine kinase (BTK) inhibitor, showed efficacy when used as a monotherapy in patients with relapsed/refractory mantle cell lymphoma (MCL) or diffuse large B-cell lymphoma (DLBCL). The Registrant sponsored both studies and is jointly developing ibrutinib with Janssen Research & Development, LLC. A copy of the press release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated June 16, 2013, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2013

PHARMACYCLICS, INC.

By:	/s/ Joshua T. Brumm
Name: Joshua T. Brumm
Title: Executive Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 16, 2013.